UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 19, 2018

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on April 19, 2018. There were a total of 12,235,240 shares of common stock outstanding as of the record date for the Annual Meeting, of which 9,545,255 were present in person or by proxy at the meeting, representing 78% of the outstanding shares eligible to vote. Four proposals were presented to the shareholders. The results of the shareholder vote on each of the four proposals were as follows:
A proposal to elect four (4) Class II Directors of the Company, with each director having a three-year term expiring in the year 2021.

	Number of Shares	Number of Shares
Nominees	Voted For	Vote Withheld	Broker Non-Votes
Richard R. Donohue	8,135,612	179,287	1,230,356
Nathaniel J. Kaeding	7,798,122	516,777	1,230,356
Ruth E. Stanoch	7,800,699	514,200	1,230,356
Kurt R. Weise	8,104,618	210,281	1,230,356
An advisory (non-binding) proposal to approve the compensation awarded by the Company to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, as required by Section 14A of the Securities Exchange Act of 1934, as amended.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
7,967,407	260,155	87,337	1,230,356
An advisory (non-binding) proposal regarding the frequency with which shareholders will consider future Say on Pay proposals, as required by Section 14A of the Exchange Act.

	Number of Shares
Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
7,734,294	50,267	378,607	151,731	1,230,356
Based upon these results, and consistent with the Board's previous recommendation, the Board has determined that the Company will hold an advisory shareholder vote on executive compensation every year until the next required vote on the frequency of such advisory votes.
The ratification of the appointment of RSM US LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
9,502,870	28,339	14,046	—

Item 8.01.     Other Events.
The Board of Directors of the Company has declared a cash dividend of $0.195 per share payable on June 15, 2018 to shareholders of record as of the close of business on June 1, 2018. The press release is attached as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

99.1	MidWestOne Financial Group, Inc. Press Release dated April 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	April 20, 2018	By:	/s/ JAMES M. CANTRELL
James M. Cantrell
Vice President and Interim Chief Financial Officer